Exhibit 10.22

                         PARAMOUNT PICTURES CORPORATION

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                      PARAMOUNT LICENSING GROUP
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5555 Melrose Avenue                               Elizabeth R. Dambriunas
Hollywood, CA 90038-3197                          Vice President, Legal
213-956-5187                                      Merchandising & Licensing
Fax 213-956-1011

                            as of November 10, 1994

  The Score Board, Inc.
  1951 Old Cuthbert Rd.
  Cherry Hill, NJ 08034
  Attn: Mr. Ken Goldin

            Re: PARAMOUNT PICTURES CORPORATION/THE SCORE BOARD, INC.
                -- STAR TREK

Gentlemen:

     Reference is made to the Merchandising License Agreement between Paramount Pictures Corporation ("Paramount") and The Score Board, Inc. ("Licensee") dated as of June 25, 1991, and as amended on October 30, 1991, August 13, 1992, June 1, 1993, August 1, 1993, and September 15, 1993 (hereinafter collectively referred to as the "Agreement").

     The parties agree to further amend the Agreement as follows:

     1. Property: Without limiting the definition of "Property" as used in the Prior Agreements, the term "Property" shall hereafter include, solely on a non-exclusive basis, the television series tentatively entitled "STAR TREK:
VOYAGER".

     2. Term: The Term shall be extended for the period of October 1, 1995 to September 30, 1996 on a non-exclusive basis (the "Extended Term").

     3. Grant of Rights: As of the date hereof and continuing until full payment and receipt by Paramount of all of the amounts referred to in Paragraph 4 below, and during the Extended Term as referred to in Paragraph 2 above, Licensee's rights as granted under the Agreement shall be deemed non-exclusive. Upon Paramount's receipt of all amounts payable pursuant to Paragraph 4 below, those rights previously granted to Licensee under the Agreement on an exclusive basis shall once again be deemed exclusive. For purposes of clarification, upon receipt of the aforesaid payment, Licensee's rights shall be deemed exclusive such that Paramount shall not license any third party the right to sell items similar or identical to the Licensed Articles through QVC, Home Shopping Club,

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Scoreboard Amendment
November 10, 1994
Page 2

Value Vision, and Shop At Home cable television networks. In respect of sales of the Licensed Articles in Canada through QVC, Home Shopping Club, Canadian Home Shopping Club, Value Vision, and Shop At Home, and for all sales of the Licensed Articles hereunder through any and all other cable television shopping networks, direct response television, direct mail/catalog outlets, and retail outlets, Licensee's rights hereunder shall be non-exclusive.

4. Payment:

     (a) Pursuant to the Agreement, By Amendment dated September 15, 1993, Licensee owed to Paramount a Guarantee of $1,500,000 against Royalties payable through October 1, 1994. Paramount and Licensee acknowledge that a balance of $500,000 is past due and owing to Paramount in respect thereof ("Shortfall Amount"). Accordingly, Paramount and Licensee agree that Licensee shall pay the Shortfall Amount as follows:

          (i) $100,000 within seven (7) days of execution hereof;
         (ii) $200,000 on or before December 15, 1994;
        (iii) $100,000 on or before March 15, 1995; and
         (iv) $100,000 on or before June 15, 1995.

     (b) In consideration for the additional rights granted to Licensee in Paragraph 1 above in respect of the "Star Trek: Voyager" television series, Licensee shall pay to Paramount an additional sum of $100,000 on or before December 1, 1995, to be applied against Royalties due Paramount under the Agreement.

     (c) Licensee and Paramount acknowledge that simultaneously with the execution of this Amendment, they are amending the Stock Option Agreement, to be executed by the parties

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Scoreboard Amendment
November 10, 1994
Page 3

concurrently herewith, in the form as attached hereto as Exhibit "A" and incorporated herein by this reference.

     Except as otherwise modified hereinabove, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and affirmed.

     Kindly indicate your agreement with the foregoing by signing in the space provided below.

                                        Very truly yours,

                                        PARAMOUNT PICTURES CORPORATION

                                        By: /s/ Karen Magid
                                        Its: Karen Magid, Senior V.P. - Legal
                                        Dated: December 2, 1994

AGREED TO AND ACCEPTED:

THE SCORE BOARD, INC.

By: __________/s/ KEN GOLDIN____________
Its: ___________________________________
Dated: _________________________________